EXHIBIT 32.1



                            CERTIFICATION PURSUANT TO
                 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



        In connection with the Quarterly Report of The Dress Barn, Inc. ("the Company") on Form 10-Q/A for the fiscal quarter ending January 29, 2005 as filed with the Securities and Exchange Commission on the date hereof ("the Report"), I, David R. Jaffe, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge that:

          (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

     The foregoing certification is provided solely for purposes of complying with the provisions of Section 906 of the Sarbanes-Oxley Act of 2002 and is not intended to be used for any other purpose.


/S/ DAVID R. JAFFE

David R. Jaffe
President, Chief Executive Officer and Director
May 23, 2005